PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                            STRONG SCHAFER VALUE FUND


               Supplement to the Prospectus dated February 1, 2001


On February 13, 2001 and March 1, 2001, the Board of Directors of the Strong Schafer Value Fund (the "Fund") met and approved several proposals relating to the proposed purchase (the "Purchase") by Strong Capital Management, Inc. ("Strong") of a controlling interest in the Fund's investment adviser, Strong Schafer Capital Management, L.L.C. (the "LLC"). Specifically,

o Subject to shareholder approval, the Board approved a new investment advisory agreement between Strong and the Fund. The new investment advisory agreement will be the same in all material respects as the current investment advisory agreement between the Fund and the LLC except for a lower advisory fee to offset a new administration fee. If the new investment advisory agreement is approved by shareholders and upon completion of the Purchase, Mr.
              I. Charles Rinaldi will become the new portfolio manager of the Fund and the Fund will be renamed the Strong Multi Cap Value Fund. No changes to the Fund's investment objective or value-style investment strategy are proposed. However, Mr. Rinaldi will use a broader approach in identifying value stocks for investment than the approach used by the Fund's current portfolio manager.

o The Board also approved an increase in the number of directors of the Fund from four to six and, subject to shareholder approval and completion of the Purchase, the election of six nominees to the Board of Directors, all of whom currently serve as directors of the Strong Funds.

o The Board also approved, subject to shareholder approval and completion of the Purchase, the elimination of the Fund's fundamental investment restriction relating to put and call options. This change will allow Mr. Rinaldi to make use of such investment tools.

o The Board also approved, subject to shareholder approval and completion of the Purchase, a plan of reorganization relating to the reorganization of the Fund from a Maryland corporation to a Wisconsin corporation and the subsequent dissolution of the Fund as a Maryland corporation. This change in corporate domicile will have no effect on the number or value of shares owned by shareholders but will facilitate the assimilation of the Fund into the Strong Family of Funds.

The Board has called a Special Meeting of Shareholders to be held on April 23, 2001, at which time the shareholders of the Fund will vote on the proposals listed above. Only shareholders of record as of the close of business on February 15, 2001, the record date for the Special Meeting, are entitled to vote at the meeting. The Fund will mail to shareholders of record as of that date proxy materials which discuss in detail the proposals to be voted upon. These proxy materials will be mailed in mid-March, 2001.




            The date of this Prospectus Supplement is March 2, 2001.

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